Business Acquisitions	12 Months Ended
Dec. 31, 2012
Business Acquisitions
Business Acquisitions
On September 28, 2012, pursuant to the terms of the previously announced Agreement and Plan of Merger dated June 3, 2012, we acquired 100 percent of the outstanding common stock of CREDO Petroleum Corporation (Credo) in an all cash transaction for $14.50 per share, representing an equity purchase price of approximately $146,445,000. In addition, we paid in full $8,770,000 of Credo’s outstanding debt. In 2012, we have incurred approximately $6,323,000 in costs to outside advisors related to this transaction, which are included in general and administrative expenses.
The following summarizes the allocation of the purchase price to the fair value of assets acquired and liabilities assumed. The allocation is subject to change as we obtain additional information during the acquisition measurement period, in particular, the estimated value assigned to oil and natural gas properties and equipment, goodwill and deferred tax liability.

Purchase Price Allocation
(In thousands)
Cash and short-term investments	$2,300
Receivables	9,144
Oil and natural gas properties and equipment	140,514
Other properties and equipment	67
Goodwill and other intangible assets	58,396
Other	676
Total assets acquired	211,097
Accounts payable and accrued liabilities	29,927
Deferred tax liability	24,700
Other liabilities	1,255
Total liabilities assumed	55,882
Estimated fair value of net assets acquired	$155,215

The following unaudited pro forma information for the year 2012 and 2011 represents the results of our consolidated operations as if the acquisition of Credo had occurred on January 1, 2011. This information is based on historical results of operations, adjusted for certain estimated accounting adjustments and does not purport to represent our actual results of operations if the transaction would have occurred on January 1, 2011, nor is it necessarily indicative of future results.

	For the Year
	2012	2011
	(In thousands)
Revenues	$190,634	$152,340
Net income	21,583	(2,639)

In 2012, we acquired from CL Realty, L.L.C. and Temco Associates, LLC, the ventures’ interest in 17 residential and mixed-use real estate projects for $47,000,000. Subsequent to closing of these acquisitions, we received $23,370,000 from the ventures, representing our pro-rata share of distributable cash. The purchase price was allocated to the acquired assets and liabilities based on their estimated fair value: $31,891,000 to real estate; $14,236,000 to investment in unconsolidated ventures; $1,385,000 to other assets; and $512,000 to liabilities directly related to the real estate acquired. Transaction costs of about $463,000 are included in other operating expense.
The acquired assets and operating results are included within our real estate segment and represented approximately 1,130 fully developed lots, 4,900 planned lots and over 460 commercial acres on the date of acquisition, principally in the major markets of Texas. Pro forma consolidated operating income (loss) assuming these acquisitions had occurred at the beginning of 2011 would not be significantly different than reported.